                         SEMIANNUAL REPORT APRIL 30, 1998

                                   OPPENHEIMER

                                   DISCIPLINED
                                 ALLOCATION FUND


                                    [PHOTO]


                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Managers

10 Statement of
   Investments

20 Statement of
   Assets and
   Liabilities

22 Statement of
   Operations

23 Statements of
   Changes in
   Net Assets

24 Financial Highlights

27 Notes to Financial
   Statements

34 Officers and
   Directors

36 Information and
   Services


  REPORT HIGHLIGHTS
--------------------------------------------------------------------------------


- WE MADE A SIGNIFICANT MOVE away from companies that have a large exposure to worldwide economic activity, and especially to Asia. We shifted toward companies that are much more focused on the U.S. consumer.


- NUMEROUS EXPERTS have predicted the market would decline, or at least level off. Instead, it has continuously reached new highs.


 CUMULATIVE TOTAL RETURNS

For the 6-Month Period Ended 4/30/98

CLASS A

 Without        With
 Sales Chg.(1)  Sales Chg.(2)

 8.83%          2.57%


CLASS B

 Without        With
 Sales Chg.(1)  Sales Chg.(2)

 8.42%          3.63%


CLASS C

 Without        With
 Sales Chg.(1)  Sales Chg.(2)

 8.39%          7.44%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

Prior to March 1, 1996, the Fund had a different investment advisor. However, the prior portfolio management team is now employed by OppenheimerFunds, Inc., the current advisor.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is contained in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. This performance is not annualized.


                   2  Oppenheimer Disciplined Allocation Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer Disciplined
Allocation Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese Yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

      At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

      We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.

      We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

      For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

      We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
May 21, 1998


                   3  Oppenheimer Disciplined Allocation Fund

 AVG ANNUAL TOTAL RETURNS

For the Periods Ended 3/31/98(1)

CLASS A

 1 year    5 year    10 year

 17.93%    11.32%    12.73%


CLASS B
                      Since
 1 year    5 year    Inception

 19.20%    N/A       13.73%


CLASS C
                      Since
 1 year    5 year    Inception

 23.18%    N/A       15.80%



 CUMULATIVE TOTAL RETURN

For the Period Ended 3/31/98 (1)

CLASS A

 5 year

 70.96%              $17,096(3)



PERFORMANCE UPDATE
--------------------------------------------------------------------------------

The Fund performed well during this somewhat volatile period, its Class A shares producing a cumulative total return of 8.83% for the six months ended April 30, 1998, without sales charges.(2) The stock markets, reacting to the broader effects of the difficulties of many Asian countries, declined in the last months of 1997. However, in early 1998, stock performance rebounded as investor concerns eased. The bond market did the opposite. It rallied early in the period and has consolidated during most of 1998.



                          GROWTH OF $10,000
                           Over five years
                     (without sales charges)(3)

                                                   Oppenheimer Disciplined
                                                       Allocation Fund
S&P 500 Index                                           Class A shares
10,000                                                    10,000
10,048.7                                                  10,324.7
10,308.3                                                  10,833.3
10,547.3                                                  10,932
10,147.4                                                  10,653.9
10,190.1                                                  10,471.3
10,688.4                                                  10,765.4
10,686.7                                                  10,701.4
11,727.2                                                  11,354.4
12,846.7                                                  12,097.2
13,867.6                                                  12,653.2
14,702.5                                                  13,264.6
15,491.7                                                  13,547
16,186.9                                                  13,638.4
16,687.1                                                  13,901.8
18,078.2                                                  14,600.9
18,562.8                                                  14,560.5
21,803.5                                                  15,930.7
23,436.8                                                  17,193.8
24,109.7                                                  17,214.8
27,472.8                                                  18,139

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 9/16/85. The Fund's maximum sales charge for Class A shares was lower prior to 3/18/96, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/2/95). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class C shares have an inception date of 5/1/96. An explanation of the different performance calculations is contained in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

                   4  Oppenheimer Disciplined Allocation Fund

ASSET ALLOCATION(4)

Equities          52.6%
Bonds             38.9
Cash Equivalents   8.5


PORTFOLIO REVIEW
--------------------------------------------------------------------------------


Oppenheimer Disciplined Allocation Fund is for investors looking for high total return by diversifying assets based on changing market condition.

WHAT WE LOOK FOR

- Historical, concurrent and expectational ANALYSIS to determine allocation.

- Common stocks with BELOW-MARKET PRICE/EARNINGS RATIOS and better-than-anticipated earnings reports.

- Bonds with an ACTIVE-DURATION PHILOSOPHY and at least 25% invested in senior fixed-income securities.

- QUALITY AND LIQUIDITY for the Fund's cash position.

TOP 10 STOCK HOLDINGS(5)
 ................................................................................
  Storage Technology Corp.      3.2%      BankBoston Corp.               2.4%
 ................................................................................
  Xerox Corp.                   3.2       U S West
                                          Communications Group           2.3
 ................................................................................
  Fort James Corp.              2.8       Conseco, Inc.                  2.3
 ................................................................................
  Textron, Inc.                 2.5       Equitable Cos., Inc.           2.1
 ................................................................................
  AT&T Corp.                    2.5       Kroger Co.                     1.9
 ................................................................................

TOP 5 INDUSTRIES(5)
 ................................................................................
  Manufacturing                                                         11.9%
 ................................................................................
  Insurance                                                             11.9
 ................................................................................
  Computer Hardware                                                      9.0
 ................................................................................
  Telephone Utilities                                                    8.9
 ................................................................................
  Retail: General                                                        8.8
 ................................................................................


3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Standard & Poor's 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors.

4. Pie chart is based on total market value of investments as of April 30, 1998.

5. Portfolio is subject to change. Percentages are as of April 30, 1998 and are based on total market value of stock holdings.


                  5  Oppenheimer Disciplined Allocation Fund

"THE STOCK MARKETS TURNED SOMEWHAT MIXED IN DECEMBER..."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST SIX MONTHS?

The Fund's Class A shares produced a cumulative total return of 8.83% for the six-month period ended April 30, 1998, without sales charges.(1) The stock markets turned somewhat mixed in December--primarily in response to the broader effects of the difficulties of many Asian countries. In 1998, however, stock performance rebounded as investor concerns eased. The bond market did the opposite. It rallied early in the period and has consolidated during most of 1998.

DESCRIBE SOME OF THE SECTORS AND THE SECURITIES WHERE YOU'VE MADE SIGNIFICANT MOVES IN THE PAST SIX MONTHS.

In the stock portion of the portfolio, we made a significant move away from companies that have a large exposure to worldwide economic activity, and especially to Asia. We shifted toward companies that are much more focused on U.S. economic activity, and, even more specifically, toward the U.S. consumer.

        More specifically, we reduced our holdings in basic materials, capital goods and energy. Companies in these sectors have significant exposure to the fortunes of Southeast Asian countries, because, as Asian companies reduce their manufacturing and exporting, they also reduce their consumption of energy, materials and capital goods. At the same time, we increased our holdings in consumer cyclical stocks such as retail companies primarily exposed to the U.S. consumer.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                   6  Oppenheimer Disciplined Allocation Fund

[PHOTO]

PORTFOLIO MANAGEMENT TEAM (L TO R)
Kenneth White
Peter Antos (Portfolio Manager)
Michael Strathearn
Stephen Libera


        In the bond portion of the portfolio, we kept our duration about half a year longer than one of our benchmarks, the Merrill Lynch U.S. Corporate and Government Master Index.(2) Our bullish posture was based upon the belief that the combination of a stable monetary policy, low inflation, a federal budget surplus and emerging economic turmoil in Southeast Asia would drive bond yields. It's most beneficial to invest in longer duration bonds when yields are declining because they will appreciate faster.

WHAT IS THE CURRENT ASSET ALLOCATION OF THE FUND?

At the end of the period, the Fund's asset allocation was approximately 50% in stocks, 40% in bonds and the rest in cash equivalents. That reflects a reduction in our stock allocation from the previous six-month period, during which we averaged about 56% in stocks.

IS THIS CHANGE IN ALLOCATION A RESPONSE TO EQUITY VALUATIONS?

In recent years, the equity markets have been driven by declining interest rates and by large earnings gains, which, in turn, have apparently been driven by productivity improvement. As a result, the average price/earnings ratio of all the stocks in the market has gone from about 10-12 as little as four years ago to about 23-24 today. A price/earnings ratio, or P/E, is the result of dividing a stock's per-share price by its per-share earnings.


2. Duration measures interest-rates sensitivity; the longer the duration, the greater the expected volatility as rates change.

                   7  Oppenheimer Disciplined Allocation Fund

"...PRIMARILY IN RESPONSE TO THE BROADER EFFECTS OF THE DIFFICULTIES OF MANY ASIAN COUNTRIES."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

        Will the stock market continue to advance despite high valuation measures, and will investors continue to pour money into it? Obviously, no one knows for sure. In the last several years, numerous experts have predicted the market would decline, or at least level off. Instead, it has continuously reached new highs suffering only brief, shallow corrections, with strong momentum and continued large money inflows into U.S. stocks driving the market higher. Most recently, some of the momentum indicators of our discipline have weakened or turned negative. So, with valuation levels stretched and market momentum apparently deteriorating, we are maintaining our conservative posture for now.

WHAT DOES A ROBUST STOCK MARKET MEAN FOR YOUR ASSET ALLOCATION AND YOUR PERFORMANCE?

Looking back over the last three or four years, the only asset call you should have made was to be predominantly in stocks. The stock market's unprecedented performance didn't leave an asset allocation manager much room to add value by investing in bonds or cash.

        We believe that our returns over this period have been satisfactory, especially if you look at our risk profile in relation to our return. Yes, the stock market has been going up, virtually without interruption. But there are emotions associated with big market moves like that, and our asset allocation investing style aims to take the emotion out of investing decisions. We believe producing solid, risk-adjusted returns for our investors is The Right Way to Invest.


                  8  Oppenheimer Disciplined Allocation Fund

  FINANCIALS
--------------------------------------------------------------------------------




                   9  Oppenheimer Disciplined Allocation Fund

 STATEMENT OF INVESTMENTS  April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                                                    MARKET VALUE
                                                                                     SHARES         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--51.8%
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.6%
----------------------------------------------------------------------------------------------------------------
PAPER--0.6%
Union Camp Corp.                                                                     26,500          $ 1,599,937
----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--11.9%
----------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--2.6%
Dollar Thrifty Automotive Group, Inc.(1)                                             49,500              934,312
----------------------------------------------------------------------------------------------------------------
Federal-Mogul Corp.                                                                  26,700            1,727,156
----------------------------------------------------------------------------------------------------------------
Lear Corp.(1)                                                                        25,900            1,387,269
----------------------------------------------------------------------------------------------------------------
Republic Industries, Inc.(1)                                                         35,000              973,437
----------------------------------------------------------------------------------------------------------------
Whirlpool Corp.                                                                      26,700            1,922,400
                                                                                                      ----------
                                                                                                       6,944,574

----------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--3.3%
Alaska Air Group, Inc.(1)                                                            23,500            1,318,937
----------------------------------------------------------------------------------------------------------------
America West Holdings Corp., Cl. B(1)                                                48,200            1,458,050
----------------------------------------------------------------------------------------------------------------
AMR Corp.(1)                                                                         17,400            2,651,325
----------------------------------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                                                 7,600              883,500
----------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                         44,900            1,652,881
----------------------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)                                                          23,700              903,562
                                                                                                      ----------
                                                                                                       8,868,255

----------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--4.6%
Dayton Hudson Corp.                                                                  20,100            1,754,981
----------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                                 42,900            2,110,144
----------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)                                                    37,000            1,382,875
----------------------------------------------------------------------------------------------------------------
K Mart Corp.(1)                                                                      43,000              749,812
----------------------------------------------------------------------------------------------------------------
Liz Claiborne, Inc.                                                                  17,300              850,944
----------------------------------------------------------------------------------------------------------------
Nordstrom, Inc.                                                                      13,100              857,231
----------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                              38,000            2,700,375
----------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                                  33,300            1,975,106
                                                                                                      ----------
                                                                                                      12,381,468

----------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.4%
Brylane, Inc.(1)                                                                     13,300              781,375
----------------------------------------------------------------------------------------------------------------
Inacom Corp.(1)                                                                      29,600            1,060,050
----------------------------------------------------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                                                          25,100            1,794,650
                                                                                                      ----------
                                                                                                       3,636,075


                   10  Oppenheimer Disciplined Allocation Fund


                                                                                                    MARKET VALUE
                                                                                     SHARES         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--5.4%
----------------------------------------------------------------------------------------------------------------
FOOD--1.5%
Kroger Co.(1)                                                                        64,800           $2,713,500
----------------------------------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                                     35,600            1,361,700
                                                                                                      ----------
                                                                                                       4,075,200

----------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.1%
Tenet Healthcare Corp.(1)                                                            58,595            2,193,650
----------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                                   10,900              786,162
                                                                                                      ----------
                                                                                                       2,979,812

----------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--2.8%
Dial Corp. (The)                                                                     58,500            1,425,937
----------------------------------------------------------------------------------------------------------------
Fort James Corp.                                                                     77,675            3,854,622
----------------------------------------------------------------------------------------------------------------
Premark International, Inc.                                                          68,000            2,269,500
                                                                                                      ----------
                                                                                                       7,550,059

----------------------------------------------------------------------------------------------------------------
ENERGY--2.5%
----------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--1.6%
Diamond Offshore Drilling, Inc.                                                      47,200            2,389,500
----------------------------------------------------------------------------------------------------------------
Global Marine, Inc.(1)                                                               30,700              723,369
----------------------------------------------------------------------------------------------------------------
Tidewater, Inc.                                                                      27,100            1,073,838
                                                                                                      ----------
                                                                                                       4,186,707

----------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--0.9%
Exxon Corp.                                                                          19,400            1,414,988
----------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                          13,700            1,082,300
                                                                                                      ----------
                                                                                                       2,497,288

----------------------------------------------------------------------------------------------------------------
FINANCIAL--10.9%
----------------------------------------------------------------------------------------------------------------
BANKS--2.9%
BankAmerica Corp.                                                                    15,000            1,275,000
----------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                                                     30,500            3,292,094
----------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                     9,500              573,563
----------------------------------------------------------------------------------------------------------------
NationsBank Corp.                                                                    14,700            1,113,525
----------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                                     4,400            1,621,400
                                                                                                      ----------
                                                                                                       7,875,582

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.8%
Money Store, Inc. (The)                                                              14,700              483,263
----------------------------------------------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.                                                    23,200            1,829,900
----------------------------------------------------------------------------------------------------------------
Travelers Group, Inc.                                                                39,819            2,436,425
                                                                                                      ----------
                                                                                                       4,749,588


                   11  Oppenheimer Disciplined Allocation Fund

                                                                                                    MARKET VALUE
                                                                                     SHARES         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
INSURANCE--6.2%
Allstate Corp.                                                                       26,300          $ 2,531,375
----------------------------------------------------------------------------------------------------------------
Chubb Corp.                                                                          26,800            2,115,525
----------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                        64,000            3,176,000
----------------------------------------------------------------------------------------------------------------
Equitable Cos., Inc.                                                                 47,000            2,884,625
----------------------------------------------------------------------------------------------------------------
St. Paul Cos., Inc.                                                                  19,700            1,669,575
----------------------------------------------------------------------------------------------------------------
Torchmark Corp.                                                                      38,100            1,697,831
----------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                                             60,800            2,553,600
                                                                                                     -----------
                                                                                                      16,628,531

----------------------------------------------------------------------------------------------------------------
INDUSTRIAL--7.4%
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.6%
USG Corp.(1)                                                                         31,700            1,628,588
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.6%
Viad Corp.                                                                           60,800            1,569,400
----------------------------------------------------------------------------------------------------------------
MANUFACTURING--6.2%
AGCO Corp.                                                                           46,300            1,238,525
----------------------------------------------------------------------------------------------------------------
Case Corp.                                                                           27,000            1,716,188
----------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                          33,900            1,981,031
----------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Co.                                                                   40,850            1,881,653
----------------------------------------------------------------------------------------------------------------
PACCAR, Inc.                                                                         41,500            2,464,063
----------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                28,950            1,291,894
----------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                        44,800            3,505,600
----------------------------------------------------------------------------------------------------------------
U.S. Industries, Inc.                                                                96,400            2,614,850
                                                                                                     -----------
                                                                                                      16,693,804

----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--6.4%
----------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.3%
General Dynamics Corp.                                                               38,400            1,622,400
----------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                17,571            1,956,970
                                                                                                     -----------
                                                                                                       3,579,370

----------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--4.7%
Gateway 2000, Inc.(1)                                                                17,600            1,032,900
----------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                 7,600              880,650
----------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                                          29,800            1,724,675
----------------------------------------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                                                    53,600            4,525,850
----------------------------------------------------------------------------------------------------------------
Xerox Corp.                                                                          39,600            4,494,600
                                                                                                     -----------
                                                                                                      12,658,675

----------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--0.1%
Symantec Corp.(1)                                                                    12,200              353,800
----------------------------------------------------------------------------------------------------------------
ELECTRONICS--0.3%
SCI Systems, Inc.(1)                                                                 18,900              778,444


                   12  Oppenheimer Disciplined Allocation Fund


                                                                                                    MARKET VALUE
                                                                                     SHARES         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
UTILITIES--6.7%
----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.3%
Edison International                                                                 52,900           $1,577,081
----------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                      33,100            2,054,269
                                                                                                     -----------
                                                                                                       3,631,350

----------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.8%
Columbia Energy Group                                                                25,500            2,071,875
----------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--4.6%
Ameritech Corp.                                                                      40,700            1,732,294
----------------------------------------------------------------------------------------------------------------
AT&T Corp.                                                                           58,000            3,483,625
----------------------------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                                  27,500            2,572,969
----------------------------------------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                                  15,300              651,206
----------------------------------------------------------------------------------------------------------------
Frontier Corp.                                                                       28,200              844,238
----------------------------------------------------------------------------------------------------------------
U S West Communications Group                                                        60,300            3,180,825
                                                                                                     -----------
                                                                                                      12,465,157
                                                                                                     -----------
Total Common Stocks (Cost $112,618,892)                                                              139,403,539

================================================================================================================
OTHER SECURITIES--0.3%
----------------------------------------------------------------------------------------------------------------
Ingersoll-Rand International Finance Corp. I, 6.22% Preferred
Redeemable Increased Dividend Equity Securities, 5/16/03(1)
(Cost $750,000)                                                                      30,000              761,250

                                                                                 FACE
                                                                                 AMOUNT
================================================================================================================
ASSET-BACKED SECURITIES--1.0%
----------------------------------------------------------------------------------------------------------------
Housing Securities, Inc., Series 1993-G, Cl. G4, 6.625%, 1/25/09                 $  750,000              751,260
----------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2, Cl. A,
6.752%, 6/25/07(2)                                                                1,000,000            1,005,937
----------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile Receivables-
Backed Nts., Series 1997-A, Cl. A-5, 6.80%, 2/15/05                               1,000,000            1,016,140
                                                                                                     -----------
Total Asset-Backed Securities (Cost $2,753,767)                                                        2,773,337


================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--6.2%
----------------------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., Commercial Mtg.
Obligations, Series 1996-1, Cl. A2, 7.60%, 3/18/06                                1,500,000            1,597,852
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates, Series
1987, Cl. K, 7.50%, 9/15/27(2)                                                      615,667              611,049
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
6%, 3/1/09                                                                          733,266              729,754
Series 1337, Cl. D, 6%, 8/15/07                                                   1,000,000              977,810
Series 1820, Cl. PL, 5.75%, 7/15/06                                               1,000,000              990,620
Series 1849, Cl. VA, 6%, 12/15/10                                                   746,812              744,012
Series 1994-43, Cl. PE, 6%, 12/25/19                                                800,000              797,744


                   13  Oppenheimer Disciplined Allocation Fund

                                                                                 FACE               MARKET VALUE
                                                                                 AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1583, C1. IC, 6.924%, 1/15/20(3)                    $2,000,000         $    259,375
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                         661,245              657,516
6.50%, 3/1/26                                                                       682,995              677,559
7.50%, 1/1/08--6/1/08                                                               775,929              798,224
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Multiclass Mtg. Participation Certificates, Series 1992-15,
Cl. KZ, 7%, 2/25/22                                                                 768,945              754,043
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1993-181, Cl. C, 5.40%, 10/25/02                                              158,332              157,590
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                               325,080              323,391
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security, Trust 1993-223, C1. PM, 7.504%, 10/25/23(3)                             1,828,547              272,563
----------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09              994,428              938,492
----------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 4/15/09--2/15/24                                                              1,380,248            1,403,605
7.50%, 3/15/09                                                                      607,585              628,207
8%, 5/15/17                                                                         422,739              444,600
----------------------------------------------------------------------------------------------------------------
Green Tree Financial Corp., Series 1994-7, Cl. A3, 8%, 3/15/20                      157,808              158,474
----------------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Mtg. Pass-Through Certificates,
Series 1997-14, Cl. A3, 6.75%, 10/25/27                                           1,000,000            1,001,367
----------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12                               1,000,000            1,001,602
----------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl. A2, 6.75%, 9/25/27                               700,000              698,387
                                                                                                     -----------
Total Mortgage-Backed Obligations (Cost $16,291,112)                                                  16,623,836

================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--11.8%
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6%, 2/15/26                                                  2,250,000            2,245,079
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.50%, 11/15/16                                              4,950,000            5,759,018
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8.75%, 5/15/17                                               8,250,000           10,776,571
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.625%, 2/15/06                                               6,000,000            5,953,128
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5.75%, 8/15/03                                                2,250,000            2,257,034
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.50%, 8/15/05                                                1,750,000            1,827,658
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 7.50%, 11/15/01                                               2,750,000            2,909,846
                                                                                                     -----------
Total U.S. Government Obligations (Cost $29,654,981)                                                  31,728,334

================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
----------------------------------------------------------------------------------------------------------------
Colombia (Republic of) Unsub. Nts., 7.125%, 5/11/98                                 300,000              300,002


                   14  Oppenheimer Disciplined Allocation Fund


                                                                                 FACE               MARKET VALUE
                                                                                 AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
United Mexican States Bonds, 6.97%, 8/12/00                                      $  250,000           $  247,500
                                                                                                      ----------
Total Foreign Government Obligations (Cost $545,108)                                                     547,502

================================================================================================================
MUNICIPAL BONDS AND NOTES--0.4%
----------------------------------------------------------------------------------------------------------------
CA Infrastructure & Economic Development Bank Special Purpose
Trust Certificates, Series 1997-1, 6.28%, 9/25/05 (Cost $1,001,487)               1,000,000            1,011,450


================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--19.0%
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--1.2%
----------------------------------------------------------------------------------------------------------------
CHEMICALS--0.4%
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                               228,000              241,852
----------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                     500,000              651,210
----------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                              250,000              312,224
                                                                                                      ----------
                                                                                                       1,205,286

----------------------------------------------------------------------------------------------------------------
METALS--0.3%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                          850,000              920,745
----------------------------------------------------------------------------------------------------------------
PAPER--0.5%
Aracruz Celulose SA, 10.375% Debs., 1/31/02                                         750,000              770,625
----------------------------------------------------------------------------------------------------------------
Celulosa Arauco y Constitucion SA, 7.25% Debs., 6/11/98(2)                          500,000              498,750
                                                                                                      ----------
                                                                                                       1,269,375

----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--2.1%
----------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.4%
Black & Decker Corp., 6.625% Nts., 11/15/00                                         700,000              706,946
----------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                           500,000              514,185
                                                                                                      ----------
                                                                                                       1,221,131

----------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.6%
Paramount Communications, Inc., 7.50% Sr. Nts., 1/15/02                             750,000              766,772
----------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc., 7.45% Sr. Nts., 5/15/05(4)                         750,000              748,680
                                                                                                      ----------
                                                                                                       1,515,452

----------------------------------------------------------------------------------------------------------------
MEDIA--0.8%
Reed Elsevier, Inc., 6.625% Nts., 10/15/23(5)                                       400,000              391,300
----------------------------------------------------------------------------------------------------------------
TCI Communications, Inc., 6.375% Sr. Unsub. Nts., 5/1/03(4)                         500,000              499,570
----------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                       750,000              825,154
----------------------------------------------------------------------------------------------------------------
Viacom, Inc., 6.75% Unsec. Sr. Nts., 1/15/03                                        500,000              501,439
                                                                                                      ----------
                                                                                                       2,217,463

----------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.3%
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                            350,000              383,484
----------------------------------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                   400,000              416,773
                                                                                                      ----------
                                                                                                         800,257


                   15  Oppenheimer Disciplined Allocation Fund

                                                                                 FACE               MARKET VALUE
                                                                                 AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--2.5%
----------------------------------------------------------------------------------------------------------------
FOOD--1.2%
CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06                    $  500,000           $  499,728
----------------------------------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                                   530,000              536,840
----------------------------------------------------------------------------------------------------------------
Grand Metro Inventory Corp., Gtd. Nts., 7.125%, 9/15/04                           1,250,000            1,303,522
----------------------------------------------------------------------------------------------------------------
Kellogg Co., 5.75% Nts., 2/2/01(5)                                                1,000,000              992,914
                                                                                                     -----------
                                                                                                       3,333,004

HEALTHCARE/SUPPLIES & SERVICES--0.3%
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05                                        250,000              257,500
----------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Unsec. Nts., 12/1/03                             500,000              531,850
                                                                                                     -----------
                                                                                                         789,350

HOUSEHOLD GOODS--1.0%
Dial Corp. (The), 5.89% Nts., Series MTNA, 10/22/01                                 750,000              744,157
----------------------------------------------------------------------------------------------------------------
Fort James Corp., 6.234% Nts., 3/15/01                                              250,000              248,754
----------------------------------------------------------------------------------------------------------------
Fort James Corp., 6.875% Sr. Nts., 9/15/07                                        1,000,000            1,018,913
----------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                          290,000              315,137
----------------------------------------------------------------------------------------------------------------
Procter & Gamble Co., 9.36% Debs., Series A, 1/1/21                                 250,000              322,014
                                                                                                     -----------
                                                                                                       2,648,975

----------------------------------------------------------------------------------------------------------------
ENERGY--2.9%
----------------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--1.9%
Chesapeake Energy Corp., 7.875% Sr. Nts., Series B, 3/15/04                         750,000              701,250
----------------------------------------------------------------------------------------------------------------
Coastal Corp., 8.125% Sr. Nts., 9/15/02                                             500,000              534,000
----------------------------------------------------------------------------------------------------------------
Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05                           500,000              508,849
----------------------------------------------------------------------------------------------------------------
Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., Series A, 8/1/01              500,000              527,500
----------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                              915,000            1,001,417
----------------------------------------------------------------------------------------------------------------
Petroliam Nasional Berhad, 6.875% Nts., 7/1/03(5)                                   500,000              471,322
----------------------------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                    500,000              667,535
----------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                 650,000              642,696
                                                                                                     -----------
                                                                                                       5,054,569

----------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.0%
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17                                 500,000              537,425
----------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 9% Debs., 8/15/99                                       250,000              257,409
----------------------------------------------------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                                 1,000,000            1,019,756
----------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                     750,000              804,216
----------------------------------------------------------------------------------------------------------------
Phillips Petroleum Co., 7.53% Pass-Through Certificates,
Series 1994-A1, 9/27/98                                                             159,825              160,562
                                                                                                     -----------
                                                                                                       2,779,368


                   16  Oppenheimer Disciplined Allocation Fund


                                                                                 FACE               MARKET VALUE
                                                                                 AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
FINANCIAL--5.4%
----------------------------------------------------------------------------------------------------------------
BANKS--1.2%
Chase Manhattan Corp. (New), 10.125% Sub. Nts., 11/1/00                          $  250,000           $  272,954
----------------------------------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                                                  550,000              542,315
----------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                            250,000              276,271
----------------------------------------------------------------------------------------------------------------
Greenpoint Bank (Brooklyn New York), 6.70% Medium-Term Sr.
Bank Nts., 7/15/02                                                                1,000,000            1,008,927
----------------------------------------------------------------------------------------------------------------
People's Bank of Bridgeport (Connecticut), 7.20% Sub. Nts., 12/1/06               1,000,000            1,022,986
                                                                                                       ---------
                                                                                                       3,123,453

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--3.2%
American General Finance Corp., 8.50% Sr. Nts., 8/15/98                             500,000              503,441
----------------------------------------------------------------------------------------------------------------
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(5)                                                                500,000              563,487
----------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 6.83% Sr. Nts., 5/17/99                                500,000              504,266
----------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                                    440,000              446,917
----------------------------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec. Unsub. Nts.,
1/26/01                                                                           1,000,000            1,027,602
----------------------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                 1,000,000              986,390
----------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Gtd. Medium-Term Nts.,
Series D, 3/1/01                                                                    400,000              398,580
----------------------------------------------------------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts., 9/15/99                                         250,000              251,793
----------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6% Unsec. Sr. Nts., 1/14/03                                1,000,000              992,489
----------------------------------------------------------------------------------------------------------------
Household Finance Corp. Ltd., 6% Gtd. Sr. Nts., 6/30/98                             250,000              250,185
----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6% Nts., 3/1/01                                          500,000              499,968
----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.50% Nts., 4/1/01                                       500,000              506,613
----------------------------------------------------------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds, 10/23/01                                               500,000              535,625
----------------------------------------------------------------------------------------------------------------
PHH Corp., 6.50% Nts., 2/1/00                                                       350,000              353,404
----------------------------------------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 6% Unsec. Bonds, 3/20/03                            750,000              741,611
                                                                                                       ---------
                                                                                                       8,562,371

----------------------------------------------------------------------------------------------------------------
INSURANCE--1.0%
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                   750,000              839,890
----------------------------------------------------------------------------------------------------------------
Equitable Life Assurance Society (U.S.A.), 6.95% Surplus Nts.,
12/1/05(5)                                                                          500,000              512,824
----------------------------------------------------------------------------------------------------------------
GenAmerica Capital I, 8.525% Gtd. Bonds, 6/30/27(5)                                 750,000              795,856
----------------------------------------------------------------------------------------------------------------
Life Re Capital Trust I, 8.72% Gtd. Bonds, 6/15/27(5)                               500,000              537,952
                                                                                                       ---------
                                                                                                       2,686,522

----------------------------------------------------------------------------------------------------------------
INDUSTRIAL--2.3%
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.3%
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99(2)                          740,000              775,150


                   17  Oppenheimer Disciplined Allocation Fund

                                                                                 FACE               MARKET VALUE
                                                                                 AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.6%
Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                                        $1,250,000          $ 1,255,660
----------------------------------------------------------------------------------------------------------------
Raytheon Co., 6.45% Nts., 8/15/02                                                   500,000              503,740
----------------------------------------------------------------------------------------------------------------
Sony Corp., 6.125% Bonds, 3/4/03                                                    750,000              749,773
----------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                              1,000,000            1,055,132
----------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., Series B, 12/1/06                 750,000              771,844
                                                                                                      ----------
                                                                                                       4,336,149

----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.4%
Union Pacific Corp., 7% Nts., 6/15/00                                               500,000              507,964
----------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7.60% Nts., 5/1/05                                             500,000              528,599
                                                                                                      ----------
                                                                                                       1,036,563

----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.0%
----------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.8%
Lockheed Martin Corp., 6.85% Gtd. Unsec. Nts., 5/15/01                            1,250,000            1,275,373
----------------------------------------------------------------------------------------------------------------
Northwest Airlines Corp., 8.375% Gtd. Nts., 3/15/04                                 750,000              775,940
                                                                                                      ----------
                                                                                                       2,051,313

----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--0.2%
U S West Capital Funding, Inc., 6.85% Gtd. Nts., 1/15/02                            500,000              508,076
----------------------------------------------------------------------------------------------------------------
UTILITIES--1.6%
----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03                      500,000              532,500
----------------------------------------------------------------------------------------------------------------
Hawaiian Electric Industries, Inc., 6.31% Nts., Series MTNB, 2/19/02              1,000,000              999,085
                                                                                                      ----------
                                                                                                       1,531,585

----------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.7%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                           500,000              506,281
----------------------------------------------------------------------------------------------------------------
Southern California Gas Co., 6.38% Medium-Term Nts., 10/29/01                       500,000              505,040
----------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                     750,000              801,655
                                                                                                      ----------
                                                                                                       1,812,976

----------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.3%
Ameritech Capital Funding Corp., 5.65% Gtd. Nts., 1/15/01                           750,000              743,301
                                                                                                      ----------
Total Non-Convertible Corporate Bonds and Notes (Cost $50,083,969)                                    50,922,434

================================================================================================================
SHORT-TERM NOTES--4.3%(6)
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.42%, 5/13/98                                  5,575,000            5,564,909
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.42%, 5/4/98                                    5,000,000            4,997,742
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bills, 5.03%, 8/20/98                                               1,000,000              980,579
                                                                                                     -----------
Total Short-Term Notes (Cost $11,543,230)                                                             11,543,230


                   18  Oppenheimer Disciplined Allocation Fund



                                                                                 FACE               MARKET VALUE
                                                                                 AMOUNT             SEE NOTE 1
================================================================================================================
REPURCHASE AGREEMENTS--4.1%
----------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.52%, dated 4/30/98, to be repurchased at $11,101,702 on 5/1/98, collateralized by U.S. Treasury
Nts., 7.25%, 8/15/07, with a value of $10,849,806, and U.S. Treasury Bills maturing 10/8/98, with a value of $487,527
(Cost $11,100,000)                                                               $11,100,000        $ 11,100,000


----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $236,342,546)                                         99.1%        266,414,912
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                          0.9           2,548,561
                                                                             ---------------      --------------
NET ASSETS                                                                             100.0%       $268,963,473
                                                                             ===============      ==============

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. When-issued security to be delivered and settled after April 30, 1998.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $4,265,655 or 1.59% of the Fund's net assets as of April 30, 1998.

6. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                   19  Oppenheimer Disciplined Allocation Fund

 STATEMENT OF ASSETS AND LIABILITIES  April 30, 1998  (Unaudited)



================================================================================================================
ASSETS
Investments, at value (cost $236,342,546)---see accompanying statement                              $266,414,912
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     110,038
----------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                       3,610,446
Interest, dividends and principal paydowns                                                             2,024,555
Shares of capital stock sold                                                                              47,110
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      9,158
                                                                                                    ------------
Total assets                                                                                         272,216,219

================================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                  2,740,234
Shares of capital stock redeemed                                                                         221,418
Directors' fees--Note 1                                                                                   97,812
Shareholder reports                                                                                       63,655
Distribution and service plan fees                                                                        56,769
Transfer and shareholder servicing agent fees                                                             44,075
Legal and auditing fees                                                                                   19,057
Other                                                                                                      9,726
                                                                                                    ------------
Total liabilities                                                                                      3,252,746

================================================================================================================
NET ASSETS                                                                                          $268,963,473
                                                                                                    ============

================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                                $     16,709
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                           229,079,093
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      728,591
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                               9,066,714
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                    30,072,366
                                                                                                    ------------
Net assets                                                                                          $268,963,473
                                                                                                    ============


                   20  Oppenheimer Disciplined Allocation Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$254,177,246 and 15,797,196 shares of capital stock outstanding)                                          $16.09
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                               $17.07

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,337,935
and 757,963 shares of capital stock outstanding)                                                          $16.28

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,448,292
and 153,403 shares of capital stock outstanding)                                                          $15.96

See accompanying Notes to Financial Statements.


                   21  Oppenheimer Disciplined Allocation Fund

STATEMENT OF OPERATIONS  For the Six Months Ended April 30, 1998 (Unaudited)



================================================================================================================
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $724)                                                 $  4,246,081
----------------------------------------------------------------------------------------------------------------
Dividends                                                                                                970,646
                                                                                                     -----------
Total income                                                                                           5,216,727

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                  809,186
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                  308,731
Class B                                                                                                   51,020
Class C                                                                                                    8,751
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    133,999
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       41,861
----------------------------------------------------------------------------------------------------------------
Directors' fees and expenses--Note 1                                                                      18,678
----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                   17,878
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               13,022
----------------------------------------------------------------------------------------------------------------
Accounting service fees--Note 4                                                                            7,500
----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                    5,876
Class B                                                                                                    1,150
Class C                                                                                                      301
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                         4,465
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      4,048
                                                                                                     -----------
Total expenses                                                                                         1,426,466

================================================================================================================
NET INVESTMENT INCOME                                                                                  3,790,261

================================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                                                       9,170,415
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                   9,105,975
                                                                                                     -----------
Net realized and unrealized gain                                                                      18,276,390

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $22,066,651
                                                                                                     ===========

See accompanying Notes to Financial Statements.


                   22  Oppenheimer Disciplined Allocation Fund

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS ENDED   YEAR ENDED
                                                                               APRIL 30, 1998     OCTOBER 31,
                                                                               (UNAUDITED)        1997
================================================================================================================
OPERATIONS
Net investment income                                                          $  3,790,261        $   7,729,813
----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 9,170,415           27,308,175
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                             9,105,975            7,070,415
                                                                               ------------         ------------
Net increase in net assets resulting from operations                             22,066,651           42,108,403

================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment
income:
Class A                                                                          (3,744,800)          (8,280,055)
Class B                                                                            (123,673)            (168,085)
Class C                                                                             (21,778)             (21,190)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                         (26,053,045)         (19,860,930)
Class B                                                                          (1,001,059)            (389,052)
Class C                                                                            (171,534)             (21,246)

================================================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net assets resulting from
capital stock transactions--Note 2:
Class A                                                                          19,621,558           (2,888,598)
Class B                                                                           3,907,246            4,390,846
Class C                                                                           1,022,766            1,194,708

================================================================================================================
NET ASSETS
Total increase                                                                   15,502,332           16,064,801
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                             253,461,141          237,396,340
                                                                               ------------         ------------
End of period (including undistributed net investment
income of $728,591 and $828,581, respectively)                                 $268,963,473         $253,461,141
                                                                               ============         ============

See accompanying Notes to Financial Statements.


                   23  Oppenheimer Disciplined Allocation Fund

FINANCIAL HIGHLIGHTS


                                                CLASS A
                                                -----------------------------------------------------------
                                                SIX MONTHS
                                                ENDED                                             YEAR
                                                APRIL 30,                                         ENDED
                                                1998            YEAR ENDED OCTOBER 31,            DEC. 31,
                                                (UNAUDITED)     1997              1996(3)         1995
===========================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period             $16.81          $16.00         $15.46              $13.44
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .22             .51(4)         .46                 .60
Net realized and unrealized gain (loss)            1.11            2.25(4)         .49                2.59
                                                 ------          ------         ------              ------
Total income (loss) from
investment operations                              1.33            2.76            .95                3.19

----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.24)           (.56)          (.36)               (.60)
Distributions from net realized gain              (1.81)          (1.39)          (.05)               (.57)
                                                 ------          ------         ------              ------
Total dividends and distributions
to shareholders                                   (2.05)          (1.95)          (.41)              (1.17)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $16.09          $16.81         $16.00              $15.46
                                                 ======          ======         ======              ======

==========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                8.83%          18.82%          6.27%              23.95%

==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $254,177        $243,267       $233,289            $218,099
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $249,094        $238,821       $228,203            $200,172
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              2.96%(6)        3.17%          3.52%(6)            4.00%
Expenses                                           1.07%(6)        1.11%          1.11%(6)            1.17%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                         50.0%           98.0%          85.4%               55.2%
Average brokerage commission rate(8)            $0.0700         $0.0699        $0.0636                  --

1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

3. For the ten months ended October, 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. Per share amounts calculated based on the average shares outstanding during the period.


                   24  Oppenheimer Disciplined Allocation Fund

   CLASS B
 ----------------------------------------------------------------------------------
                            SIX MONTHS
                            ENDED                                          YEAR
                            APRIL 30,                                      ENDED
                            1998            YEAR ENDED OCTOBER 31,         DEC. 31,
        1994        1993    (UNAUDITED)     1997          1996(3)          1995(2)
===================================================================================
    $14.54        $13.81     $16.99          $16.16           $15.66         $15.48
-----------------------------------------------------------------------------------

       .55           .48        .18             .40(4)           .31            .07
      (.86)         1.70       1.11            2.27(4)           .54            .70
    ------        ------     ------          ------           ------         ------

      (.31)         2.18       1.29            2.67              .85            .77

-----------------------------------------------------------------------------------

      (.55)         (.48)      (.19)           (.45)            (.30)          (.07)
      (.24)         (.97)     (1.81)          (1.39)            (.05)          (.52)
    ------        ------     ------          ------           ------         ------

      (.79)        (1.45)     (2.00)          (1.84)            (.35)          (.59)
-----------------------------------------------------------------------------------
    $13.44        $14.54     $16.28          $16.99           $16.16         $15.66
    ======        ======     ======          ======           ======         ======

===================================================================================
     (2.11)%       15.89%      8.42%          17.96%            5.51%          4.93%

===================================================================================

  $177,904      $171,205    $12,338          $8,720           $3,919           $650
-----------------------------------------------------------------------------------
  $187,655      $138,629    $10,309          $6,183           $2,324           $375
-----------------------------------------------------------------------------------

      3.80%         3.40%)     2.18%(6)        2.32%            2.86%(6)       0.73%(6)
      0.96%         1.02%)     1.83%(6)        1.89%            1.85%(6)       1.92%(6)
-----------------------------------------------------------------------------------
     115.0%        155.2%      50.0%           98.0%            85.4%          55.2%
        --            --    $0.0700         $0.0699          $0.0636             --

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.


                   25  Oppenheimer Disciplined Allocation Fund

                                                            CLASS C
                                                            ---------------------------------------------------
                                                            SIX MONTHS
                                                            ENDED
                                                            APRIL 30,
                                                            1998                   YEAR ENDED OCTOBER 31,
                                                            (UNAUDITED)            1997                 1996(1)
===============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                         $16.70                $15.93                $15.71
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .19                   .44(4)                .30
Net realized and unrealized gain (loss)                        1.07                  2.19(4)                .32
                                                             ------                ------                 -----
Total income (loss) from
investment operations                                          1.26                  2.63                   .62

---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                           (.19)                 (.47)                 (.35)
Distributions from net realized gain                          (1.81)                (1.39)                 (.05)
                                                             ------                 -----                 -----
Total dividends and distributions
to shareholders                                               (2.00)                (1.86)                 (.40)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $15.96                $16.70                $15.93
                                                             ======                ======                ======

===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                            8.39%                17.93%                 4.08%

===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $2,448                $1,473                  $188
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $1,770                $  805                  $ 57
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                          2.17%(6)              2.18%                 2.90%(6)
Expenses                                                       1.84%(6)              1.92%                 1.87%(6)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                     50.0%                 98.0%                 85.4%
Average brokerage commission rate(8)                        $0.0700               $0.0699                $0.0636

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $119,084,495 and $128,988,791, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


                   26  Oppenheimer Disciplined Allocation Fund

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government Securities and money market instruments according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                   27  Oppenheimer Disciplined Allocation Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
DIRECTORS' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 1998, a provision of $6,035 was made for the Fund's projected benefit obligations and payments of $4,526 were made to retired directors, resulting in an accumulated liability of $95,625 at April 30, 1998.

        The Board of Directors has adopted a Deferred Compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Director in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                   28  Oppenheimer Disciplined Allocation Fund

================================================================================
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   29  Oppenheimer Disciplined Allocation Fund

================================================================================
2. SHARES OF CAPITAL STOCK

The Fund has authorized 450 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                         SIX MONTHS ENDED APRIL 30, 1998         YEAR ENDED OCTOBER 31, 1997
                                         ---------------------------------       -------------------------------
                                         SHARES           AMOUNT                 SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                        688,128        $ 11,050,191           1,295,002         $ 20,645,750
Dividends and distributions
reinvested                                1,934,597          29,289,892           1,821,876           27,715,425
Redeemed                                 (1,295,011)        (20,718,525)         (3,224,574)         (51,249,773)
                                          ---------        ------------           ---------         ------------
Net increase (decrease)                   1,327,714        $ 19,621,558            (107,696)        $ (2,888,598)
                                          =========        ============           =========         ============

----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                        213,036        $  3,460,800             279,134         $  4,555,544
Dividends and distributions
reinvested                                   71,972           1,102,678              35,724              551,096
Redeemed                                    (40,449)           (656,232)            (43,911)            (715,794)
                                          ---------        ------------           ---------         ------------
Net increase                                244,559        $  3,907,246             270,947         $  4,390,846
                                          =========        ============           =========         ============

----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                         70,277        $  1,114,282              80,502         $  1,266,698
Dividends and distributions
reinvested                                   12,213             183,563               2,629               40,489
Redeemed                                    (17,324)           (275,079)             (6,697)            (112,479)
                                          ---------        ------------            --------         ------------
Net increase                                 65,166        $  1,022,766              76,434         $  1,194,708
                                          =========        ============            ========         ============

================================================================================================================

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At April 30, 1998, net unrealized appreciation on investments of $30,072,366 was composed of gross appreciation of $31,853,903, and gross depreciation of $1,781,537.


                   30  Oppenheimer Disciplined Allocation Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

        For the six months ended April 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $251,340, of which $224,602 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $129,026 and $8,515, respectively, of which $53,521 and $1,681, respectively, was paid to an affiliated broker/dealer for Class B and Class C. During the six months ended April 30, 1998, OFDI received contingent deferred sales charges of $11,936 and $1,749, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended April 30, 1998, OFDI paid $256,441 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   31  Oppenheimer Disciplined Allocation Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  (CONTINUED)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1998, OFDI paid $3,879 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $44,189 and $6,723, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At April 30, 1998, OFDI had incurred excess distribution and servicing costs of $322,258 for Class B and $19,185 for Class C.

================================================================================
5. ILLIQUID AND RESTRICTED SECURITIES

At April 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at April 30, 1998 was $2,890,886, which represents 1.07% of the Fund's net assets.


                   32  Oppenheimer Disciplined Allocation Fund

================================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the six months ended April 30, 1998.



                   33  Oppenheimer Disciplined Allocation Fund

OPPENHEIMER DISCIPLINED ALLOCATION FUND

A series of Oppenheimer Series Fund, Inc.


================================================================================
OFFICERS AND DIRECTORS             Leon Levy, Chairman of the Board of Directors
                                   Donald W. Spiro, Vice Chairman of the Board
                                     of Directors
                                   Bridget A. Macaskill, Director and President
                                   Robert G. Galli, Director
                                   Benjamin Lipstein, Director
                                   Elizabeth B. Moynihan, Director
                                   Kenneth A. Randall, Director
                                   Edward V. Regan, Director
                                   Russell S. Reynolds, Jr., Director
                                   Pauline Trigere, Director
                                   Clayton K. Yeutter, Director
                                   Peter M. Antos, Vice President
                                   Robert C. Doll, Jr., Vice President
                                   Stephen F. Libera, Vice President
                                   Michael C. Strathearn, Vice President
                                   Kenneth B. White, Vice President
                                   Arthur J. Zimmer, Vice President
                                   George C. Bowen, Treasurer
                                   Robert J. Bishop, Assistant Treasurer
                                   Scott T. Farrar, Assistant Treasurer
                                   Andrew J. Donohue, Secretary
                                   Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR                 OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER           OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                       The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS               KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL                      Gordon Altman Butowsky Weitzen Shalov & Wein

                                   The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                                   This is a copy of a report to shareholders of Oppenheimer Disciplined Allocation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Disciplined Allocation Fund. For material information concerning the Fund, see the Prospectus.

                                   Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   34  Oppenheimer Disciplined Allocation Fund

OPPENHEIMERFUNDS FAMILY


========================================================================================================
REAL ASSET FUNDS
--------------------------------------------------------------------------------------------------------
Real Asset Fund                      Gold & Special Minerals Fund

========================================================================================================
GLOBAL STOCK FUNDS
--------------------------------------------------------------------------------------------------------
Developing Markets Fund              International Growth Fund             Quest Global Value Fund
International Small                  Global Fund                           Global Growth &Income Fund
  Company Fund

========================================================================================================
STOCK FUNDS
--------------------------------------------------------------------------------------------------------
Enterprise Fund                      MidCap Fund                           Growth Fund
Discovery Fund                       Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund           Quest Capital Value Fund              Quest Value Fund

========================================================================================================
STOCK & BOND FUNDS
--------------------------------------------------------------------------------------------------------
Main Street Income &                 Total Return Fund                     Disciplined Allocation Fund
  Growth Fund                        Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(1)                       Convertible Securities Fund(2)
  Value Fund                         Equity Income Fund

========================================================================================================
TAXABLE BOND FUNDS
--------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
World Bond Fund                      Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                      Bond Fund

========================================================================================================
MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------------------------------
California Municipal Fund(3)         Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)           Intermediate Municipal Fund             Municipal Fund

========================================================================================================
MONEY MARKET FUNDS(4)
--------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves


1. On May 18, 1998, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

                   35  Oppenheimer Disciplined Allocation Fund

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--------------------------------------------------------------------------------

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OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week.
PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


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RS0205.001.0498  June 29, 1998